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                                  ADVANTA CORP.

                             1992 STOCK OPTION PLAN

                 (as amended and restated through March 7, 1996)

         1. Purpose. Advanta Corp. hereby adopts the Advanta Corp. 1992 Stock Option Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by employees (including employees who are members of the Board of Directors) of the Company or any Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock") and/or Class B Common Stock, par value $.01 per share (the "Class B Common Stock") (the Class A Common Stock and Class B Common Stock are hereinafter collectively referred to as the "Common Stock"). In addition, the Plan is intended as an additional incentive to directors of the Company who are not employees of the Company or an Affiliate to serve on the Board of Directors and to devote themselves to the future success of the Company by providing them with an opportunity to acquire or increase their proprietary interest in the Company through the receipt of Options to acquire Class B Common Stock.

         2. Definitions. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:


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         (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of section 424(e) or (f) of the Code and, solely with respect to the granting of Non-qualified Stock Options, it shall also mean any corporation, partnership, joint venture or other entity in which the Company, directly or indirectly, has an equity interest of at least twenty percent (20%) or a significant financial interest, provided the Committee has determined that such entity shall be deemed an Affiliate for purposes of Non-qualified Stock Options.

         (b) "Board of Directors" means the Board of Directors of the Company.

         (c) "Change of Control" shall have the meaning as set forth in Section 10 of the Plan.

         (d) "Code" means the Internal Revenue Code of 1986, as amended.

         (e) "Committee" shall have the meaning set forth in Section 3 of the Plan.

         (f) "Company" means Advanta Corp., a Delaware corporation.

         (g) "Disability" shall have the meaning set forth in section 22(e)(3) of the Code.


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         (h) "Expiration Date" shall mean the expiration date set forth in the
Option Document, which shall be subject to the limitations set forth in Subsection 8(e)(i)(A) of the Plan.

         (i) "Fair Market Value" shall have the meaning set forth in Subsection 8(b) of the Plan.

         (j) "Family Transfer" shall have the meaning set forth in Subsection 8(f) of the Plan.

         (k) "ISO" means an Option granted under the Plan which is intended to qualify as an "incentive stock option" within the meaning of section 422(b) of the Code.

         (l) "Non-employee Director" means a member of the Board of Directors who is not an employee of the Company or an Affiliate.

         (m) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of section 422(b) of the Code.

         (n) "Option" means either an ISO or a Non-qualified Stock Option granted under the Plan.

         (o) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.


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                  (p) "Option Document" means the document described in Section
8 or Section 9 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

                  (q) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b) of the Plan.

                  (r) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

                  (s) "Shares" means the shares of Common Stock of the Company which are the subject of Options.

         3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company; however, the Board of Directors may (i) designate a committee composed of two or more of its Non-employee Directors to operate and administer the Plan in its stead, (ii) designate two committees to operate and administer the Plan in its stead, one of such committees composed of two or more of its Non-employee Directors to operate and administer the Plan with respect to the Company's "Principal Officers" (as defined below), and the other such committee composed of two or more directors (whether or not Non-employee Directors) to operate and administer the Plan with respect to persons other than Principal Officers and Non-employee Directors or (iii) designate only one of the two committees referred to in subparagraph (ii) and itself operate and administer the Plan with respect to persons not within the jurisdiction of such committee. Any of such committees designated by the Board of Directors, and the Board


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of Directors itself in its administrative capacity with respect to the Plan, is referred to as the "Committee." With respect to Non-employee Directors, who are to be granted Options in accordance with the provisions of Section 9, the directors to whom Options will be granted, the timing of grants of Options, the price at which Shares may be purchased and the number of Shares covered by Options granted to each Optionee shall be as specifically set forth herein, and subject to the foregoing and the other provisions set forth herein, the Plan, as it pertains to Non-employee Directors, shall be administered by the Board of Directors. As used herein, the term "Principal Officers" means any person who is an "officer" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of 1934, as amended, or any successor rule.

                  (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                  (b) Grants. Except with respect to Options granted to Non-employee Directors pursuant to Section 9, the Committee shall from time to time at its discretion direct the Company to grant Options pursuant to the terms of the Plan. The Committee shall have plenary authority to (i) determine the Optionees to whom, the times at which, and the price at which Options shall be granted, (ii) determine the type of Option to be granted and the number and class of Shares subject thereto, and (iii) approve the form and terms and conditions of the Option Documents; all subject, however, to the express provisions of the Plan. In making such


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determinations, the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. Notwithstanding the foregoing, grants of Options to Non-employee Directors shall be made in accordance with Section 9. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

                  (c) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

                  (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further action on his part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason


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of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

         4. Grants under the Plan. Grants under the Plan may be in the form of a Non-qualified Stock Option, an ISO or a combination thereof, at the discretion of the Committee.

         5. Eligibility. All employees and members of the Board of Directors shall be eligible to receive Options hereunder. However, Non-employee Directors may receive options only pursuant to Section 9. The Committee, in its sole discretion, shall determine whether an individual qualifies as an employee eligible to receive an ISO, a Non-qualified Stock Option or both an ISO and a Non-qualified Stock Option.

         6. Shares Subject to Plan. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is Three Million Six Hundred Thousand (3,600,000), subject to adjustment as provided in Section 11 of the Plan. Subject to the provisions of Subsection 9(a), such Shares may be either Class A Common Stock or Class B Common Stock, or any combination of such classes, so long as the aggregate number of shares of both classes for which options are granted pursuant to this Plan does not exceed Three Million Six Hundred Thousand (3,600,000) Shares, subject to adjustment as provided in
Section 11 of the Plan. Effective March 7, 1996, the 3,600,000 Share limits described in this Section shall each be increased to Ten Million (10,000,000) Shares, subject to stockholder approval. The Share limits referred to in this
Section 6 reflect the October 15, 1993 stock dividend effecting a three-for-two spilt-up of both the Class A Common Stock and the Class B Common Stock. The


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Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan, provided that some or all of the Shares that are again the subject of Options need not be of the same class as the Shares for which the Option was not exercised.

         7. Term of the Plan. The Plan was initially effective as of January 30, 1992, the date on which it was adopted by the Board of Directors. The amendments incorporated in this Plan amendment and restatement are effective March 7, 1996, however, the amendments to Sections 2(a), 5, 6, 8(a) and 9(a) are subject to stockholder approval. No Option may be granted under the Plan after January 29, 2002.

         8. Option Documents and Terms. Each Option granted under the Plan shall be a Non-qualified Stock Option unless the Option shall be specifically designated at the time of grant to be an ISO for Federal income tax purposes. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan. However, the provisions of this Section 8 shall not be applicable to Options granted to Non-employee Directors, except as otherwise provided in Subsection 9(c).



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                  (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option, which may include Options which are intended to be ISOs and Options which are not intended to be ISOs, but only on the terms and subject to the conditions and restrictions of the Plan. Notwithstanding anything herein to the contrary, no employee shall be granted Options to acquire more than Five Hundred Thousand (500,000) Shares during any calendar year.

                  (b) Option Price. Each Option Document shall state the Option Price which, for a Non-qualified Stock Option, may be less than, equal to, or greater than the Fair Market Value of the Shares on the date the Option is granted and, for an ISO, shall be at least 100% of the Fair Market Value of the Shares on the date the Option is granted as determined by the Committee in accordance with this Subsection 8(b); provided, however, that if an ISO is granted to an Optionee who then owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or an Affiliate, then the Option Price shall be at least 110% of the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Shares are listed on a national securities exchange or included in the NASDAQ National Market System, the last reported sale price thereof on the date of grant (for the purposes of Subsection 8(b) and 9(a)) or on the last trading day prior to the date of delivery of Company Common Stock certificates (for the purposes of Subsection 8(d)), or, if the Shares are not so listed or included, the mean between



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the last reported "bid" and "asked" prices thereof, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.


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                  (c) Exercise. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and of either (i) payment in full of the Option Price for the Shares to be purchased or
(ii) receipt of the commitment of a registered securities brokerage firm to forward such payment to the Company after the date of exercise. Each such notice shall specify the number and, if applicable, class of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that


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issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion that an appropriate exemption from such registration is laws, (C) the listing or inclusion of the Shares on any securities exchange or an automataed quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Subsection 8(c) has occurred.


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                  (d) Medium of Payment. An Optionee shall pay for Shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Furthermore, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock held by the Optionee, provided that shares of one class of the Company's Common Stock may not be utilized to purchase Option Shares of the other class of Common Stock if such method of payment would cause the Optionee to incur liability under Section 16(b) of the Securities Exchange Act of 1934, as amended. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common
Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of


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which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

         (e) Termination of Options.

                  (i) No Option shall be exerciseable after the first to occur of the following:

                  (A) The Expiration Date, which shall not occur after (1) ten years from the date of grant, or (2) five years from the date of grant of an ISO if the Optionee on the date of grant owns, directly or by attribution under section 424(d) of the Code, shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate;

                  (B) The last day of the Optionee's employment or service with the Company or its Affiliates, where such employment or service is terminated by the Optionee's resignation and such resignation has not been solicited by the Company or has not resulted from the Optionee's retirement.

                  (C) Expiration of thirty (30) days from the date the Optionee's employment or service with the Company or its Affiliates terminates for any reason other than retirement, disability or death or as otherwise specified in Subsection 8(e)(i)(B) above or 8(e)(i)(E) or 8(e)(i)(F) below;


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                  (D) Expiration of two (2) years from the date the Optionee's employment or service with the Company or its Affiliates terminates due to the Optionee's retirement, or expiration of one hundred eighty (180) days from the date such employment or service with the Company or its Affiliates terminates due to the Optionee's Disability or death;

                  (E) A finding by the Committee, after full consideration of the facts presented on behalf of both the Company and the Optionee, that the Optionee has breached his employment or service contract with the Company or an Affiliate, or has been engaged in any sort of disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture.

                  (F) The date, if any, set by the Board of Directors as an accelerated expiration date pursuant to Section 10 hereof.

                  (ii) Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than


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the Expiration Date, provided that any change pursuant to this Subsection
8(e)(ii) which would cause an ISO to become a Non-qualified Stock Option may be made only with the consent of the Optionee.

                  (f) Transfers. No Option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by him. Notwithstanding the foregoing, (i) a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended and (ii) the Committee may provide, in an Option Document, that an Optionee may transfer Options to his or her children, grandchildren or spouse or to one or more trusts for the benefit of such family members or to partnerships in which such family members are the only partners (a "Family Transfer"), provided that the Optionee receives no consideration for a Family Transfer and the Option Documents relating to Options transferred in a Family Transfer continue to be subject to the same terms and conditions that were applicable to such Options immediately prior to the Family Transfer.

                  (g) Limitation on ISO Grants. In no event shall the aggregate fair market value of the shares of Common Stock (determined at the time the ISO is granted) with respect to which incentive stock options under all incentive stock option plans of the Company or


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its Affiliates are exerciseable for the first time by the Optionee during any calendar year exceed $100,000.

                  (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exerciseability of all or any portion of an Option granted pursuant to the Plan, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

                  (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Section 10 of the Plan.

         9. Special Provisions Relating to Grants of Options to Non-employee Directors. Options granted pursuant to the Plan to Non-employee Directors shall be granted, without any further action by the Committee, in accordance with the terms and conditions set forth in this Section 9. Options granted pursuant to this Section 9 shall be evidenced by Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.


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                  (a) Timing of Grants; Number of Shares Subject of Options;
Exercisability of Options; Option Price. Each Non-employee Director shall be granted annually, (i) on the fourth Wednesday of each January which follows March 7, 1996, an Option to purchase seven thousand five hundred (7,500) shares of Class B Common Stock. However, notwithstanding the foregoing, effective March 7, 1996, each newly elected Non-employee Director, upon the date such Non-employee Director is first elected to the Board of Directors, shall be granted an Option to purchase fifteen thousand (15,000) shares of Class B Common Stock, and shall receive no additional grants of Options during the calendar year in which such Non-employee Director is first elected to the Board of Directors. Each Option granted pursuant to this Section 9 shall be a Non-qualified Stock Option vesting over a period of four (4) years, so that the Optionee shall have the right to exercise the Option with respect to twenty five percent (25%) of the Shares covered thereby on the first anniversary of the date of grant, and the right to exercise the Option with respect to an additional 25% of such Shares on each of the next three anniversaries of the date of grant. The Option Price shall be equal to the Fair Market Value of the Shares on the date the Option is granted. The number of shares of Class B Common Stock referred to in this Subsection 9(a) reflects the October 15, 1993 stock dividend effecting a three-for-two split-up of both the Class A Common Stock and the Class B Common Stock.

                  (b) Termination of Options Granted Pursuant to Section 9. (i) All Options granted pursuant to this Section 9 shall be exerciseable until the first to occur of the following:


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                  (A) Expiration of ten (10) years from the date of grant;

                  (B) Expiration of ninety (90) days from the date the Optionee's service as a Non-employee Director terminates for any reason other than Disability or death;

                  (C) Expiration of one hundred eighty (180) days from the date the Optionee's service with the Company as a Non-employee Director terminates due to the Optionee's Disability or death;

         (c) Applicability of Provisions of Section 8 to Options Granted Pursuant to Section 9. The following provisions of Section 8 shall be applicable to Options granted pursuant to this Section 9: Subsection 8(a)(provided that all Options granted pursuant to this Section 9 shall be Non-qualified Stock Options); the last sentence of Subsection 8(b); Subsection 8(c); Subsection 8(d) (provided, that Option Documents relating to Options granted pursuant to this Section 9 shall provide that payment may be made (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, (iii) by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, (iv) in shares of Class A Common Stock or Class B Common Stock held by the Optionee for at least six months, or (v) by any combination of the foregoing; provided further, that shares of Class A Common Stock may not be utilized to purchase Option Shares if such method of payment would cause the Optionee to incur liability under Section 16(b) of the Securities Exchange Act of 1934, as amended); Subsection 8(f); and Subsection 8(i).



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         10. Change of Control. In the event of a Change of Control, the
Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding (other than Options granted pursuant to Section 9), including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change of Control, Options granted pursuant to the Plan shall become immediately exerciseable in full.

         A "Change of Control" shall be deemed to have occurred upon the earliest to occur of the following events: (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a definitive agreement to sell or otherwise dispose of substantially all of the assets of the Company, or (iii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Class A Common Stock immediately prior to the merger or consolidation will have at least a majority of the voting power of the surviving corporation's voting securities immediately after the merger or


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consolidation, which voting securities are to be held in the same proportion as such holders' ownership of Class A Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group, within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended, (other than (A) the Company or any of its subsidiaries or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (B) any person who, on the date the Plan is effective, shall have been the beneficial owner of or have voting control over shares of Common Stock of the Company possessing more than twenty-five percent (25%) of the aggregate voting power of the Company's Common Stock) shall have become the beneficial owner of, or shall have obtained voting control over, more than twenty five percent (25%) of the outstanding shares of the Company's Class A Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors shall have been members of the Board of Directors for less than two
(2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                  11. Adjustments on Changes in Capitalization. The aggregate number of Shares and class of shares as to which Options may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other


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change in the number or class of issued and outstanding equity securities of the
Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the Optionee, except for adjustments made pursuant to Section 10 hereof.

         12. Amendment of the Plan. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. Nevertheless, the Board of Directors of the Company may not change the class of individuals eligible to receive an ISO or increase the maximum number of shares as to which Options may be granted without obtaining approval, within twelve months before or after such action, by vote of a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the matter. In addition, the provisions of
Section 9 that determine (i) which directors shall be granted Options pursuant to Section 9; (ii) the amount of Shares subject to Options granted pursuant to
Section 9; (iii) the price at which shares subject to Options granted pursuant to Section 9 may be purchased; and (iv) the timing of grants of Options pursuant to Section 9 shall not be amended more than once every six months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee.

                  13. No Commitment to Retain. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee in the employ of the Company or an Affiliate and/or as a member of the Company's Board of Directors or in any other capacity.

                  14. Withholding of Taxes. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or transfer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

                  15. Interpretation. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16b-3; to the extent that any provision of the Plan would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law and in the discretion of the Board of Directors. Notwithstanding the foregoing, the provision in Option Documents for Family Transfers pursuant to Subsection 8(f) is expressly permitted, even though Options evidenced by such Option Documents may not be deemed to satisfy the conditions of Rule 16b-3 as a result of such provision.


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